Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Pro-Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Platt, Ph.D., President, Chief Executive Officer, Treasurer and Secretary (Principal Executive Officer and Principal Financial and Accounting Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 14th day of August, 2002.


                                   /s/ David Platt
                                   ---------------------------------------------

                                   Name:    David Platt, Ph.D.

                                   Title:   President, Chief Executive Officer,
                                            Treasurer and Secretary (Principal
                                            Executive Officer and Principal
                                            Financial and Accounting Officer)